Table of Contents

AGREEMENT OF COMMERCIAL PURCHASE AND SALE PROMISE AND OTHER COVENANTS, entered and signed between:

PETROBRAS DISTRIBUIDORA S.A., registered in CNJP/MF under no. 34.274.233/0001-02, and with office in Rio de Janeiro city, in Rio de Janeiro State on Rua General Canabarro, no. 500, basement, 6th and 11th floor (parts), from 12th to 16th floor, hereby represented by the Executive Manager of Aviation Products, Mr. Francelino da Silva Paes, bearer of the ID card no. 70180393 IFP-RJ, CPF/MF no. 013.585.757-03 and by the Marketing Manager of Air Companies, Mr. Carlos Maurício Coelho de Moraes, bearer of the identity card no. 03313779 CRQ-RJ and CPF/MF 011955837-88, hereinafter referred to as "BR",  and on the other side,

VRG LINHAS AÉREAS S.A., headquartered on Avenida Vinte de Janeiro, no. 330, Cargo Sector “O” - Part, Galeão, Rio de Janeiro, State of Rio de Janeiro, registered in CNPJ/MF under no. 07.575.651/0001-59, hereby represented by its President Director, Mr. Constantino de Oliveira Júnior, bearer of the Identity Card no. 929.100 SEP DF, CPF/MF no. 417.942.901-25, hereafter referred to as "PROMISSEE-BUYER"  that will be ruled by the following clauses and conditions:

FIRST CLAUSE - OBJECT

BR promises to sell to PROMISEE-BUYER  and the latter, in turn, promises to buy from BR,  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT],  during the period of thirty-nine (39) months, from 04/11/2007 to 07/10/2010, the quantities of jet fuel – JET-A1 representing the entire consumption of PROMISEE-BUYER’S, at all airports where BR  maintains aircraft fueling facilities in Brazil. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2     The product described in the previous item is intended to the PROMISEE-BUYER’ own consumption for performing its activity, at the locations provided for in Attachment I, or where they may transfer to, in replacement of the addresses mentioned in Attachment I;

1.3.    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.4     It’s established between the contracting parties that the JET-A1 consumption of the  PROMISEE-BUYER  will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.5     The Differentials to be applied along the contractual period will be the ones set forth in Attachment I.

SECOND CLAUSE – PRICE AND TERM OF PAYMENT

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Airport – IATA Initial	Price Structure

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Airport – IATA Initial	Price formation

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

THIRD CLAUSE – BR’s LIABILITIES

3.1.    Are BR’s  specific liabilities:

3.1.1.    Supply the necessary JET-A1 to meet the full monthly consumption contracted by the PROMISEE-BUYER, at the places defined in Attachment I, on times compatible to the operation of its flights, in Brazil contained in HOTRAN (transport time) published by the Civil Aviation Department and abroad, according to the local rules;

3.1.2.    Keep service quality and prompt attendance according to the standards agreed upon for operation of this kind;

3.1.3.    Keep the quality of products supplied within the technical specifications free from water or other contaminants, and should keep available the reports of periodical tests necessary to evidence this quality;

3.1.4.    Comply and make comply, by itself, its employees and representatives, with all legal determinations and regulations related to its activity of Petroleum Buy-Products Distributor, especially the Resolutions, Ordinances and other acts arisen from the Federal Government’s regulating body;

3.2.    BR  won’t be responsible for eventual lack of aviation kerosene at the places and times mentioned in sub-item 1.1, when this lack is arisen from Governmental Acts and any other events of force majeure or fortuitous case.

3.3. BR  commits itself to compensate, directly or through an insurance company, any additional cost which PROMISEE-BUYER  may bear, proven to be arisen from eventual operational faults imputed to BR.

3.4. BR  can, perform, when required by the PROMISEE-BUYER, and at the airports with availability for this kind of operation, as listed in Attachment II, the operation of untaking.

  3.4.1.     The request of untaking shall be forwarded to the BR’s employee or BR’s  reseller responsible for the airport where the service will be carried out. The request should be made in writing, through a document signed by the PROMISEE-BUYER’s employee or via e-mail sent by the PROMISEE-BUYER’s employee, in which is contained his/her identification, BR  will provide and keep updated a contact list of the managers of its base, contained in attachment II.

 3.4.2.      The receipt of request of untanking shall follow the time set in advance by BR  to render the service, according to Attachment II.

 3.4.3.      The untanking should return to the customer, through tanking back to the same aircraft or to another PROMISEE-BUYER’s  aircraft, without any additional charge. In cases of suspicion of contamination of the product untanking, the fuel shall be submitted to analysis, storage and eventual disposal, when applicable. The costs regarding the analysis, storage and disposal will be previously informed to the PROMISEE-BUYER and its responsibilities will be analyzed case by case between the parties.

 3.4.4.      The untanked product will remain stored by maximum periods and volumes defined for each airport  due to the operational capacities of each one. Such periods and volumes are specified in Attachment II.

 3.4.5.      If the PROMISEE-BUYER does not follow any of the conditions defined above, BR  reserves the right not to perform the untanking operations, by means of communication in writing to the PROMISEE-BUYER.

3.5.    BR  commits itself to pay the PROMISEE-BUYER,  the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per flight that is not supplied, provided that the reasons for the lack of supply are proven to be imputed to BR  and that this fact does not take place at the Brazilian locations where BR  keeps supply facilities.

FORUTH CLAUSE - PROMISEE-BUYER’S LIABILITIES

4.1.    Are the PROMISEE-BUYER’S specific liabilities, in addition to other implied or explicit ones the ones contained in the several provisions and conditions hereunder:

4.1.1.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].;

4.1.2.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.1.3.    Make the payments of the values corresponding to the supplies made by BR,  as set forth in the second clause hereunder.

4.1.4.    Not to assign, subrogate, negotiate or, in any way or form, transfer the present agreement or any rights or obligations arisen from it, under the penalty of application of the combinations provided for hereunder.

4.1.5.    Comply and make comply with all Laws and Regulations, behaviors, and rules in force, regarding the performance of their activities, being responsible for the payment of any amounts spent by BR  or of any loss it may directly or indirectly suffer due to default of this obligation;

4.1.6.    Keep and preserve under perfect conditions, operation, cleaning and presentation of materials, elements and items comprising the BR brand, while the supply lasts, also preserving the environment.

4.2.       If the PROMISEE-BUYER performs alteration in its social agreement which leads to change of the company’s name, assignment, transfer or liens of social quotas, alteration of administration or management or any other modality which leads to the partners’ modification or transfer of responsibilities, BR  shall be notified within the time limit of seventy-two (72) hours through the Registry of Titles and Documents.

4.3.       Since BR’s  products are provided with the suitable quality, assuring the PROMISEE-BUYER  the assurance of the product quality standards provided to it, the PROMISEE-BUYER  commits itself as to the inspection of the quality control of the products received and to the exact compliance of this agreement, especially regarding the rules of safety, health and preservation of the environment.

FIFTH CLAUSE - AGREEMENT EXTINCTION

5.1.       The present agreement can be lawfully terminated at the innocent party’s discretion, irrespective of judicial or out of court notification or summoning, with the application to the violating party of the penalty provided for in item 5.4 and in clause sixth, if any of the following cases take place:

5.2.       If the party that fails to comply with any of its obligations, since it’s notified to cure or cease such default, does not do so within the period indicated in the referred notification;

5.2.1.   Judicial or out  of court liquidation of any of the parties;

5.2.2.   Filing of Judicial Recovery, filing, enactment or approval of bankruptcy;

5.2.3.   Unpunctuality of the PROMISEE-BUYER  in the payment of the BR  product purchase invoice, keeping this condition for thirty (30) days;

5.3.             The non-compliance from the  PROMISEE-BUYER of its compliance of acquisition of the JET-A1 volume contained in the first clause hereunder.

5.4.             The rescission of the present agreement due to the PROMISEE-BUYER’s default, will have as consequence the maturity in advance of all debit to BR  that shall be immediately settled at a time, in addition to losses and damages which may be arisen.

SIXTH CLAUSE – FORTUITOUS CASE AND FORCE MAJEURE

6.1.       None of the parties shall be responsible for non-compliance with the contractual obligations, if it’s caused due to force majeure or fortuitous case, as provided for in article 393 of the Brazilian Civil Code.

6.2.       This agreement will have its application suspended if a force majeure or fortuitous case takes place which hinders its compliance by any of the parties, following its execution as soon as the cause which has given rise to the suspension is ceased.

6.3.       It the suspension referred to in item 6.2 takes place, the time for validity of the current agreement will be automatically extended by the time necessary for the compensation of the period in which the agreement should have its execution suspended.

6.4.       Once the suspended period mentioned in item 6.2, and the infringement of any of the obligations now undertaken by the parties takes place, the automatic rescission of this agreement will take place with the application to the infringing party of the penalties provided for hereunder observing the terms of clause 5.2.

SEVENTH CLAUSE – REGULATING BODY

 7.1.          The PROMISEE-BUYER  commits itself to compensate BR  for eventual fines applied to the latter due to the non-compliance by the PROMISEE-BUYER, of the orders and instructions of Agência Nacional de Petróleo, Gás Natural and Biocombustíveis [National Agency of Petroleum, Natural Gas and Bio-fuels] - ANP and/or of other bodies competent to rule the trading and distribution of products arisen from Petroleum, hydrated alcohol and products of other source of energy be from Brazil or abroad.

 7.2.          The supply of the products indicated in item 1.1 is subject to the normal conditions of supply in the market and subject to the alterations imposed in Brazil by ANP and/or by other legal bodies to rule the supply of by-products of petroleum, hydrate alcohol and other sources of energy in Brazil and abroad, including in what refers to prices, delivery periods and payment.

EIGHTH CLAUSE - SUCCESSION

 8.1.          The obligations undertaken herein are extensive to the grantees and/or assignee of the contracting parties and to all people that may operate and/or subrogate in the PROMISEE-BUYER’s activity, be for whatever reason, being any of the contracting parties exempt by means of written authorization from the other party.

NINTH CLAUSE - TOLERANCE

9.1.    Any BR’s tolerance as for eventual contractual infringement from the PROMISEE-BUYER, won’t imply  novation or waiver to the rights that by law and by this instrument are assured to it.

TENTH CLAUSE – FISCAL INCIDENCES

10.1. All duties (taxes, fees, fiscal or social insurance contribution and any emoluments) directly or indirectly arisen from this agreement or from its execution will be of the sole responsibility of the party obliged to their payment as defined by the tax legislation, without being entitled to any reimbursement by the other party, be for whatever reason.

ELEVENTH CLAUSE – ENVIRONMENTAL RESPONSIBILITY

11.1. The PARTIES commit themselves to follow the law and regulations regarding the environment protection, also by the valid obtaining and maintenance of all licenses, authorizations and studies required for the full development of its activities, and should take the applicable steps and procedures, in order to repel any aggression, danger or risk of damage to the environment which may be caused by the activities it develops even if contracted or delegated to third parties.

TWELFTH CLAUSE – CONTRACUTAL BONA FIDE

12.1. The PROMISEE-BUYER and BR declare, for all purposes and legal effects that the conditions contained hereunder result from negotiation between the parties.

THIRTEENTH-CLAUSE – CONTRACT SOCIAL FUNCTION

13.1.         The PARTIES commit themselves not to use, in all activities related to the execution hereunder, children labor, pursuant to the terms of paragraph XXXIII of art. 7th of the Republic’s Constitution in force, as well as to endeavor so as the referred step is taken in the agreements signed with the suppliers of inputs and/or service renderers.

13.2.    The PARTIES commit themselves not to use labor in degrading work condition, in all activities related to the execution of this instrument, under the penalty of contractual suspension and application of delinquency and rescission penalties provided for in the present agreement,

FOURTEENTH CLAUSE - CONFIDENTIALITY

14.1.    The PARTIES agree that the conditions contained in this agreement cannot be provided or disclosed to third parties, as well as they guarantee that will only have access to these conditions the employees that really need them.

14.2.         The PARTIES commit themselves to keep under secrecy the information referred to in item 14.1 up to three (03) years from the date of extinction of the present business.

14.3.         The information requested by any governmental body or agenda, regulating body or determined by law can be passed on. In any of the cases, however, the determination shall be immediately communicated to the other party so as it can be opposed to the request. The non-communication gives rise to contractual non-compliance.

FIFTEETH-CALUSE – PANEL OPERATION

15.1.    BR  will render services of panel operation in the PROMISEE-BUYER’s aircrafts, Boeing 737-300 / 737-600 / 737-700 / 737-800 / 737-900 and 767/200 and 767/300. This service will be rendered without any charge to the PROMISEE-BUYER.

15.2.         Before the start of the service rendering, BR’s  operator will be submitted to the training given by the PROMISEE-BUYER, which will be responsible for all costs of its instructor, didactic material and the instructor’s accommodation expenses. The PROMISEE-BUYER is not responsible for costs of accommodation, overtime or any other cost generated by BR’s  employees. There won’t be necessary to recycle this course except item 15.2.1.

15.2.1. If there is some alteration in the aircrafts or in the equipment used by the PROMISEE-BUYER which may interfere in the panel operation, BR  shall be warned with 10 days in advance, and the PROMISEE-BUYER should promote the due recycling of operators, always bearing the expenses necessary to its instructor employees. BR is responsible for informing the PROMISEE-BUYER 20 days in advance, of any replacement or contracting of employees that need the referred training for the panel operation.

15.2.2. If the PROMISEE-BUYER does not inform BR  regarding the modifications made which may alter the panel operation, as well as the incorporation of its fleet of aircraft models different from those which the employees were trained for, BR  is exempted from any responsibility for eventual wrong procedures performed by operators, as well as for the damages they may cause.

15.3.         The panel operation can be performed at all airports.

15.4.    The panel operation service is in agreement with the description foreseen in “QAMF Fueling Procedure”, as levels 2 and 3, based on IATA Manual of into-plane supply standard procedures. This FP (Fueling Procedures) is integrant part of this agreement.

15.5.         The PROMISEE-BUYER can inspect the training and procedures of BR  or its sub-contractors, at any time.

15.6.         The panel operation service can be rendered only while the QAV supply contract between BR and ROMISEE-BUYER is in force.

SIXTEENTH-CLAUSE – APPLICABLE LEGISLATION AND CONTRACTUAL JURISDICITON

16.1.         This agreement will be governed by the Brazilian laws.

16.2.         It’s been established that with the exclusion of any other, the jurisdiction of this agreement is Rio de Janeiro city, State of Rio de Janeiro, as well as, in case of litigious, the default party will bear the judicial and out of court expenses and costs, in addition to the attorney’s fees calculated on the conviction value

And being both Party in full agreement with the terms and conditions set forth herein, they sign the two (02) copies of this instrument with the same content in the presence of two witnesses who also sign it.

Rio de Janeiro, April 12th, 2007

Signed: [illegible signature]

PETROBRAS DISTRIBUIDORA S/A

Francelino da Silva Paes

Signed: [illegible signature]

PETROBRAS DISTRIBUIDORA S/A

Carlos Maurício Coelho de Moraes

Signed: [illegible signature]

VRG LINHAS AÉREAS S.A.

Carla Andréa F. Coelho

CPF 006.502.017-01

VRG LINHAS AÉREAS S.A.

CNPJ: 07.575.651/0001-59

Attorney

Signed: [illegible signature]

Name: Fábio Patriani Gervino

CPF 076.407.368-03

VRG LINHAS AÉREAS S.A.

CNPJ: 07.575.651/0001-59

Attorney

WITNESSES:

Name: Lione Azende

RG 13389091-3

CPF 342.422.068-01

Name: Fany Mirie Nakazawa

RG 25472755-4

CPF 224.557.508-33

ATTACHMENTS

Attachment I – Places and Differential by location

Attachment II – Airports with untanking availability

REGISTYR OF THE 6TH NOTARY OFFICE, Rua do Rosário, 173-A-Centro – RJ.

Telephone: 2509-0334 – Notary Public: Carlos Alexandre Brito Souza

I hereby certify by similarity the signature of FRANCELINO DA SILVA PAES

Rio de Janeiro, 05/21/2007 11982/ALEXANDRE

In witness whereof.

Signed: [illegible signature]

Alexandre de Oliveira da Silva – Esc. Authent

Srv.: R$ 3,33 Pju:R$0.66 Fdperj:R$ 0.16 Fperij:R$-0.16 Total: R$ 4.31

REGISTYR OF THE 6TH NOTARY OFFICE, Rua do Rosário, 173-A-Centro – RJ.

Telephone: 2509-0334 – Notary Public: Carlos Alexandre Brito Souza

I hereby certify  by similarity the signature of CARLOS MAURÍCIO COELHO DE MORAES

Rio de Janeiro, 05/21/2007 20460/JUNIOR

In witness whereof.

Signed: [illegible signature]

Alexandre de Oliveira da Silva – Esc. Authent

Srv.: R$ 3,33 Pju:R$0.66 Fdperj:R$ 0.16 Fperij:R$0.16 Total: R$ 4.31

Official stamps affixed

7th NOTARY OFFICE OF SÃO PAULO – CAPITAL

Rua Benjamim Constant, 177 –PABX: 3293-1400

I hereby cognized the signature by similarity the signature WITH ECONOMIC VALUE of:

CARLA ANDRÉA FURTADO COELHO, LEONE DO NASCIMENTO AZEVEDO, FANY MITIE  HAKAZAWA  e FABIO PATRIANI GERVINO,

São Paulo, May 29th, 2007

In witness whereof

Signed: [illegible signature]

ANTONIO ROBERTO GARCIA – MAURICIO R.S. CRUZ

Official stamps affixed

ATTACHMENT I

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

DIFFERENTIALS BY LOCATION
AIRPORTS	DIFFERENTIAL (R$/l)

AIRPORTS	DIFFERENTIAL(USC/USG)

ATTACHMENT II

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRPORT	IATA	MANAGER	TELEPHONE	SPECIFIED QAV		QAV WITH CONTAMINATION SUSPICION
				MAXIMUM VOLUME	TIME IN ADVANCE	MAXIMUM VOLUME	TIME IN ADVANCE

                                                                                                 1/2

FIRST ADDENDUM TO THE COMMERCIAL PURCHASE AND SALE PROMISE AGREEMENT AND OTHER COVENANTS, entered into by and between:

PETROBRAS DISTRIBUIDORA S.A., with headquarters at Rua General Canabarro, No. 500, ground floor, 6th and 11th (parts), 12th to 16th floors, in the city of Rio de Janeiro, enrolled in the Corporate Taxpayer´s Roll (CNPJ) under No. 34 274. 233/0001-02, herein represented pursuant to its Bylaws, by the Executive Manager of Aviation Products, Mr. Francelino da Silva Paes and its Marketing Manager for Airlines, Mr. Carlos Mauricio Coelho de Moraes, hereinafter referred to as "BR," and, on the other side:

VRG LINHAS AÉREAS S.A., a corporation duly incorporated and validly existing in Brazil, enrolled in the CNPJ/MF under No. 07.575.651/0001-59, with headquarters located at Avenida Vinte de Janeiro, s/n. Passenger Terminal 02 of the International Airport of Rio de Janeiro/Galeão, Antonio Carlos Jobim, boarding level between the axis 53-54 E-G, segment D, Rio de Janeiro, RJ, CEP 21941-570; and branch office at Praça Comandante Lineu Gomes, s/n, Gate 3, Airport, São Paulo, SP, CEP 04626-020, enrolled in the CNPJ under No. 07.575.651/0004-00, hereinafter referred to as "PROMISSEE-BUYER".

Pursuant to the terms and conditions set out below, the parties hereto have signed this Addendum to the Commercial Purchase and Sale Promise Agreement and Other Covenants, executed on October 11, 2007, (the "Agreement").

FIRST CLAUSE

1.1 The purpose of this Addendum is to change the duration of the Agreement.

1.2 Given the change in the term of the Agreement, Item 1.1 of First Clause shall henceforth read as follows:

"1.1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]."

SECOND CLAUSE

2.1 BR recognizes that during the term of the Agreement it generates electronic files that are sent daily via e-mail to PROMISSEE-BUYER ("Files") and that such Files tell the amount of fuel purchased by the PROMISSEE-BUYER for the supply of its fleet, serving such information as the basis for invoicing.

2.2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3 BR agrees that:

(i) PROMISSEE-BUYER may copy, use and store the files, even after termination of the Agreement, for the time period set by law.

(ii) The network server of PROMISSEE-BUYER and its appointed employees, via their desktops, are authorized to access the Website in a personal manner by BR providing individual passwords to each of them;

                                                                                               2/2

(iii) The area designated for storage of information of PROMISSEE-BUYER shall not be shared with other institutions, so that only PROMISSEE-BUYER and BR can store/handle the Files;

(iv) The employee of PROMISSEE-BUYER must remove the files from BR's Website, within 180 (one hundred and eighty) days from the date of issue;

(v) Any information exchanged between PROMISSEE-BUYER and BR shall be encrypted before the transfer to make it available on the Website; and

(vi) PROMISSEE-BUYER and BR shall have a common password (known only between the two parties) to decrypt the information.

2.4 Additionally, BR recognizes that the availability of its FTP servers and their administration is not the responsibility of PROMISSEE-BUYER.

2.5 If information provided by BR on the website is not complete or if there is any inconsistency, the information shall be provided by it as soon as possible, a later time.

2.6. The parties also commit themselves, even after termination of the Agreement, not to use or disclose to third parties the contents of the Files, the Agreement and their relationship, due to the confidential nature of the intrinsic information made available, under penalty of applicable sanctions.

THIRD CLAUSE

3.1. The parties hereto expressly ratify all the terms and conditions of the agreement now being amended that are not expressly amended by this Addendum.

And, being thus binding and agreed, the Parties have signed this Agreement in three (3) copies, all of equal content,  in the presence of the two undersigned witnesses.

Rio de Janeiro, April 07, 2009.

Signed: [illegible signature]	Signed: [illegible signature]
PETROBRAS DISTRIBUIDORA	PETROBRAS DISTRIBUIDORA
Francelino da Silva Paes	by Carlos Maurício Coelho Moraes

Signed: [illegible signature]	Signed: [illegible signature]
Tarcisio Gargioni	[illegible] Magalhães
VRG LINHAS AÉREAS	VRG LINHAS AÉREAS

[Stamp: Francelino da Silva Paes, Aviation Products Executive Manager; Carlos Fortunato de Campos Fest, Air Companies Marketing Manager.]

Witness:	Witness:
Signed: [illegible signature]	Signed: [illegible signature]
Camila L. Martins	Danilo M. Moreira
34[illegible]066.040-5 SSP/SP	27.331.173-[illegible] SSP-SP
[Contains initials]

                                                                                          1/3

SECOND ADDENDUM TO THE COMMERCIAL PURCHASE AND SALE PROMISE AGREEMENT ENTERED INTO BY AND BETWEEN:

PETROBRAS DISTRIBUIDORA S.A.,  headquartered in the city of Rio de Janeiro, State of Rio de Janeiro, at Rua General Canabarro 500, ground floor, 6th and 11th floors (part) of the 12th to the 16th floor, Maracanã, enrolled in the Corporate Taxpayer’s Roll/Treasury Department

[CNPJ/MF] No. 34.274.233/0001-02, herein represented by its Executive Manager of Aviation Products, Mr. Francelino Silva Paes and its Marketing Manager for Airlines, Mr. Cláudio Dissenha Portes, hereafter referred to as  BR,  and, on the other side,

VRG LINHAS AÉREAS S.A.,  a corporation duly incorporated and validly existing in Brazil, with branch office enrolled in the CNPJ/MF under No. 07.575.651/0004-00, at Praça Comandante Lineu Gomes, s/n, Gate 3, Building 15, Top Floor, Airport, São Paulo, SP, CEP 04626-020, herein represented by its officers duly elected in the Shareholders' Meeting, hereinafter referred to as  PROMISSEE-BUYER,   have agreed upon this Addendum to be governed pursuant to the following terms and conditions:

Whereas, BR   and   PROMISSEE-BUYER   on April 12, 2007 entered into between themselves the Commercial Purchase Agreement and Other Covenants ("Agreement") for the supply, by the former, of jet fuel - JET-A1, during the period of thirty-nine (39) months, from 04/11/2007 through 07/10/2010;

Whereas, on 04/07/2009, the parties entered into the First Addendum to the Agreement now being amended again, changing its effective period until 07/01/2011;

Whereas, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

Now, therefore, the parties have agreed to enter into this ADDENDUM,   which shall be governed by the terms and conditions below, generating retroactive effects from October 21, 2010.

FIRST CLAUSE - PURPOSE

1.1 The purpose of this Addendum is to change the duration of the Agreement now being amended, whereby clause 1.1 shall read as follows:

"1.1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

SECOND CLAUSE – PRICE AND PAYMENT TERMS

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

THIRD CLAUSE - GENERAL

3.1. The parties hereto expressly ratify all the terms and conditions of the Agreement and subsequent amendments, which have not been altered by this instrument.

                                                                                                 2/3

3.2. This Addendum generates retroactive effects to October 21, 2010.

And, being thus binding and agreed, the Parties have signed this Addendum in three (3) copies of equal content and form, in the presence of the undersigned witnesses.

Rio de Janeiro, January 19, 2011.

PETROBRAS DISTRIBUIDORA       PETROBRAS DISTRIBUIDORA

Francelino da Silva Paes                   Claudio Dissenha Portes

VRG LINHAS AÉREAS                   VRG LINHAS AÉREAS

Witness:                                      Witness:

                                                                                                 3/3

ANNEX I

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

VRG (National)
LOCATION/AIRPORT	ICAO	IATA	BASE	State	Differential Base	Disc

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]